Warrants	9 Months Ended
Sep. 30, 2012
Warrants

(5) Warrants

Prior to the completion of the initial public offering, the Company had outstanding warrants to purchase shares of the Series C redeemable convertible preferred stock. In connection with the initial public offering, these warrants were converted into warrants to purchase 67,500 shares of common stock at an exercise price of $3.00 per share, which are exercisable immediately. Warrants to purchase 30,000 shares of common stock expire in August 2015, and warrants to purchase 37,500 shares of common stock expire in December 2017.

Under FASB ASC Subtopic 480-10, Distinguishing Liabilities from Equity – Overall, the warrants to purchase Series C redeemable convertible preferred stock were required to be classified as a liability at fair value on the consolidated balance sheets, with changes in fair value recognized as gains or losses on the consolidated statements of operations. The warrants to purchase Series C redeemable preferred stock were recorded at their fair value up to the date of their conversion into warrants to purchase common stock in connection with the offering. Upon the conversion, the liability related to the warrants to purchase Series C redeemable preferred stock was reclassified to equity and will cease to be measured at fair value.

The changes in the fair value of the Series C preferred stock warrants through the date of the conversion into warrants to purchase common stock are summarized below:

	Nine Months Ended September 30,
	2011	2012
	(in thousands)

Beginning fair value	$120	$384
Change in fair value recorded through the statement of operations	213	189

Ending fair value	$333	$573

The following assumptions were used to value the Series C preferred stock warrants immediately prior to their conversion into warrants to purchase common stock: expected term – ranging from 3 and 5.25 years; volatility – ranging from 47.05% to 56.41%; risk free interest rate – ranging from 0.31% to 6.62%; zero dividend yield.